EXHIBIT A

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D with respect to the Ordinary Shares, TRY 0.001 nominal value per share, of Turkcell Iletisim Hizmetleri A.S., dated as of December 5, 2005, is, and any further amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the United States Securities Exchange Act of 1934.


CUKUROVA TELECOM HOLDINGS LIMITED

December 5, 2004
-----------------------------------
Date

/s/ Yasemin Hikmet Cetinalp
-----------------------------------
Signature

Yasemin Hikmet Cetinalp, Director
-----------------------------------
Name/Title


MEHMET EMIN KARAMEHMET

December 5, 2004
-----------------------------------
Date

/s/ Mehmet Emin Karamehmet
-----------------------------------
Signature


BUSELTEN FINANCE S.A.

December 5, 2004
-----------------------------------
Date

/s/ Mehmet Emin Karamehmet
-----------------------------------
Signature

Mehmet Emin Karamehmet, Attorney
-----------------------------------
Name/Title

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KARAMKO IMALAT ZIRAAT ENDUSTRI VE TICARET A.S.

December 5, 2004
-----------------------------------
Date

/s/ Mehmet Emin Karamehmet
-----------------------------------
Signature

/s/ Mehmet Emin Karamehmet, Member
-----------------------------------
of the Board of Directors
-----------------------------------
Name/Title


CUKUROVA FINANCE INTERNATIONAL LIMITED

December 5, 2004
-----------------------------------
Date

/s/ Yasemin Hikmet Cetinalp
-----------------------------------
Signature

/s/ Yasemin Hikmet Cetinalp, Sole
-----------------------------------
Director
-----------------------------------
Name/Title

                                       2
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CUKUROVA HOLDING A.S.

December 5, 2004                             December 5, 2004
-----------------------------------          -----------------------------------
Date                                         Date

/s/ Mehmet Emin Karamehmet                   /s/ Fikri Sadi Gucum
-----------------------------------          -----------------------------------
Signature                                    Signature

/s/ Mehmet Emin Karamehmet, Chairman         /s/ Fikri Sadi Gucum, Vice Chairman
-----------------------------------          -----------------------------------
of the Board of Directors                     of the Board of Directors
-----------------------------------          -----------------------------------
Name/Title                                   Name/Title


TURKCELL HOLDING A.S.

December 5, 2004                             December 5, 2004
-----------------------------------          -----------------------------------
Date                                         Date

/s/ Mehmet Emin Karamehmet                   /s/ Osman Berkmen
-----------------------------------          -----------------------------------
Signature                                    Signature

/s/ Mehmet Emin Karamehmet,                  /s/ Osmin Berkmen, Member of the
-----------------------------------          -----------------------------------
Chairman of the Board of Directors           Board of Directors
-----------------------------------          -----------------------------------
Name/Title                                   Name/Title


CUKOROVA INVESTMENTS N.V.

December 5, 2004                             December 5, 2004
-----------------------------------          -----------------------------------
Date                                         Date

/s/ Hikmet Yasemin Cetinalp                  /s/ Fikri Sadi Gucum
-----------------------------------          -----------------------------------
Signature                                    Signature

/s/ Hikmet Yasemin Cetinapp,                 /s/ Fikri Sadi Gucum, Managing
-----------------------------------          -----------------------------------
Managing Director                            Managing Director
-----------------------------------          -----------------------------------
Name/Title                                   Name/Title

                                       3